EXHIBIT 99.5
ESCROW AGREEMENT1
          This Escrow Agreement (this “Escrow Agreement”), dated as of this ___day of                     , 2009, is made and entered into by and among RehabCare Group, Inc., a Delaware corporation (“Parent”), TA Associates, Inc., a Delaware corporation, in its capacity as securityholders representative (the “Securityholder Representative”, and together with Parent, the “Parties”), and JP Morgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agent”).
RECITALS
          WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of November ___, 2009 (as may be amended from time to time in accordance with its terms, the “Merger Agreement”), among Parent, Securityholder Representative, RehabCare Merger Sub Corporation (“Merger Sub”), RehabCare Group East, Inc. and Triumph Healthcare Holdings, Inc., a Delaware corporation (the “Company”), Merger Sub shall merge with and into the Company, with the Company surviving such merger;
          WHEREAS, Sections 2.10 and 3.3 of the Merger Agreement provide that, at the Closing, Parent shall deliver to the Escrow Agent the Working Capital Escrow Amount by wire transfer of immediately available funds to the Working Capital Escrow Account to be held and released by the Escrow Agent as provided herein;
          WHEREAS, Sections 2.10 and 3.3 of the Merger Agreement provide that, at the Closing, Parent shall deliver to the Escrow Agent the Indemnity Escrow Amount by (i) wire transfer of immediately available funds to the Indemnity Escrow Account (the “Indemnity Cash Escrow” and together with the Working Capital Escrow Amount, the “Cash Escrow”), and (ii) delivery of certificates evidencing shares of Series A Convertible Preferred Stock (“Series A Preferred”) and Series B Convertible Preferred Stock of Parent (“Series B Preferred”, and together with Series A Preferred, “Backstop Securities”) to the Indemnity Escrow Account (the “Indemnity Stock Escrow” and together with the Cash Escrow, the “Escrow Amounts”) to be held and released by the Escrow Agent as provided herein;
          WHEREAS, simultaneously with the execution of this Escrow Agreement, the Merger contemplated by the Merger Agreement has been consummated and Parent has delivered to the Escrow Agent the Escrow Amounts;
          WHEREAS, TA Associates, Inc. is serving as the Securityholder Representative under this Agreement and the Merger Agreement and to exercise all of their rights, powers, and privileges contemplated in this Agreement and the Merger Agreement; and

[1]	In the event that Backstop Securities are not issued by Parent in connection with the transactions contemplated by the Merger Agreement, (i) all references in this Escrow Agreement to Backstop Securities and (ii) all references in this Escrow Agreement to provisions in the Merger Agreement solely applicable to Backstop Securities will be removed.

          WHEREAS, Parent and the Securityholder Representative wish to appoint the Escrow Agent to serve as the escrow agent hereunder, and the Escrow Agent is willing to do so upon the terms and conditions hereinafter set forth.
          NOW THEREFORE, in consideration of the execution of, and consummation of the transactions contemplated by, the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
AGREEMENT
1. Capitalized Terms. Capitalized terms used but not otherwise defined in this Escrow Agreement shall have the meanings given such terms in the Merger Agreement.
2. Appointment of Escrow Agent. Parent and Securityholder Representative hereby appoint and designate the Escrow Agent to act as escrow agent under this Escrow Agreement. The Escrow Agent hereby agrees to act as escrow agent hereunder and to comply with all of the provisions of this Escrow Agreement. Notwithstanding the references in this Agreement to the Merger Agreement, the Parties acknowledge and agree that the Escrow Agent is not a party to the Merger Agreement for any purpose or responsible for the interpretation or enforcement of the Merger Agreement.
3. Deposit and Investment of Escrow Amounts.
     (a) The Escrow Agent has established two sub-accounts hereunder, consisting of a “Working Capital Escrow Account” and an “Indemnity Escrow Account”.
     (b) Upon receipt, the Escrow Agent will accept delivery of, and deposit into the Working Capital Escrow Account, $2,500,000 by wire transfer of immediately available funds to be held, invested, and disbursed as provided in this Escrow Agreement (as such amount may change from time to time pursuant to this Escrow Agreement, whether as a result of distributions therefrom, earnings thereon, or otherwise, the “Working Capital Escrow Amount”). The Working Capital Escrow Amount shall be held by the Escrow Agent solely for the purpose of providing a source of payment for any payment due and payable to Parent pursuant to Section 2.9(b) of the Merger Agreement and shall be released to Parent and/or the Securityholder Representative (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement) in accordance with Section 4 hereof.
     (c) Upon receipt, the Escrow Agent will accept delivery of, and deposit into the Indemnity Escrow Account, (i) $[          ] by wire transfer of immediately available funds and (ii) Backstop Securities having an aggregate Face Amount equal to $[          ] and consisting of [          ] shares of Series A Preferred and [___] shares of Series B Preferred, in each case, to be held, invested (in the case of the Indemnity Cash Escrow only), and disbursed as provided in this Escrow Agreement (as such amounts may change from time to time pursuant to this Escrow Agreement, whether as a result of distributions therefrom, earnings thereon (in the case of the Indemnity Cash Escrow only), or otherwise, the “Indemnity Escrow Amount”). The Indemnity Escrow Amount shall be held by the Escrow Agent solely for the purpose of providing a source of payment for any payment due and payable to Parent pursuant to Sections 2.9(b), 6.16(b) and Article VIII of the Merger Agreement and shall be released in accordance with Section 5 hereof.
     (d) During the term of this Escrow Agreement, the Cash Escrow shall be invested in [                    ] unless otherwise jointly instructed in writing by the Parties and as shall be acceptable to the Escrow Agent. Written investment instructions, if any, shall specify the type and identity of the investments to be purchased and/or sold. If Parent and Securityholder Representative jointly request that the Cash Escrow be invested in assets other than [                    ], the Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including, without limitation, charging an agency fee in connection with each transaction. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in escrow or the purchase, sale, retention or other disposition of any investment described herein. The Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made in good faith pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for the failure of the Parties to give the Escrow Agent instructions to invest or reinvest the Cash Escrow. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.
     (e) To the extent that any dividends or other distributions are paid by Parent on or with respect to the Indemnity Stock Escrow, such distributions shall be made directly to the Securityholders in accordance with the terms of the Merger Agreement and shall not be made to the Indemnity Escrow Account.
     (f) Receipt of the Escrow Amounts and investment and reinvestment of the Cash Escrow shall be confirmed by the Escrow Agent as soon as practicable by an account statement, and any discrepancies in any such account statement shall be noted by the Parties to the Escrow Agent within thirty (30) calendar days after receipt thereof. Failure to inform the Escrow Agent in writing of any discrepancies in any such account statement within said thirty (30) day period shall be deemed confirmation of such account statement in its entirety.
4. Release of Working Capital Escrow Amount. The Escrow Agent shall release and distribute the Working Capital Escrow Amount on or before the third (3rd) Business Day following the receipt of any of the following:
     (a) joint written instructions in the form attached hereto as Exhibit A-1 (the “Working Capital Instruction Letter”) signed by Parent and the Securityholder Representative directing the Escrow Agent to release and distribute all or any portion of the Working Capital Escrow Amount to Parent or the Securityholders in accordance with the terms of the Merger Agreement; or
     (b) a copy of a written order of any federal or state court (each, a “Court”) that has become final and not subject to appeal and has been certified by the clerk of such Court or other appropriate official (a “Final Order”) setting forth the amount of the Working Capital Escrow

Amount to be released and distributed to Parent or the Securityholder Representative (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement), delivered by either Parent or the Securityholder Representative.
5. Release of Indemnity Escrow Amount. The Escrow Agent shall release and distribute the Indemnity Escrow Amount in accordance with this Section 5.
     (a) Within three (3) Business Days following the receipt of (i) joint written instructions in the form attached hereto as Exhibit A-2 (the “Indemnity Instruction Letter”) signed by Parent and the Securityholder Representative or (ii) a Final Order, the Escrow Agent shall release and distribute all or any portion of the Indemnity Escrow Amount to Parent or the Securityholders in accordance with such Indemnity Instruction Letter or Final Order, as applicable. Parent and the Securityholder Representative agree to execute an Indemnity Instruction Letter upon the final determination of any Seller Claim or Parent Claim as provided in the Merger Agreement.
     (b) In the event that Parent and/or a Parent Indemnitee desire to make a claim for indemnification pursuant to Article VIII of the Merger Agreement, Parent shall simultaneously provide the Escrow Agent and the Securityholder Representative with written notice thereof (each, a “Claim”), together with a reasonable description of the circumstances giving rise to such Claim, the provisions of the Merger Agreement upon which Parent is relying in making such Claim and a good faith estimate by Parent of any amounts payable in respect of the matters giving rise to such Claim (an “Estimate”). Any Claim shall include a calculation (prepared in accordance with the Order of Priority) of the amounts of (i) Indemnity Cash Escrow and (ii) Indemnity Stock Escrow (including a specification of the number of shares of Parent’s Series A Preferred Stock and Series B Preferred Stock from such Indemnity Stock Escrow) which would be distributed to satisfy such Claim, based upon the Estimate set forth in such Claim. Upon receipt of a Claim, the Escrow Agent shall segregate from the Indemnity Escrow Amount, to the extent of the Indemnity Escrow Amount, amounts from the Indemnity Cash Escrow and Indemnity Stock Escrow as applicable (each such amount, a “Reserve”) equal, in the aggregate, to the lesser of (i) the Estimate set forth in such Claim or (ii) the balance of the Indemnity Escrow Amount not otherwise subject to a Reserve. The Escrow Agent shall not release or distribute out of the Indemnity Escrow Amount the amount of any Reserve unless and until the Escrow Agent shall have received either an Indemnity Instruction Letter signed by the Securityholder Representative and Parent in accordance with Section 5(a) or a copy of a Final Order directing their release and distribution. If a Final Order requires the release and distribution of all or a portion of any Reserve to Parent, then the Escrow Agent shall distribute such amount to Parent, and the remainder, if any, of such Reserve will either (1) continue to be segregated from the Indemnity Escrow Amount to the extent that any other Reserves are not fully funded and/or (2) will revert to the status of unsegregated amounts within the Indemnity Escrow Amount if all remaining Reserves are fully funded and segregated from the Indemnity Escrow Amount. If a Final Order does not require the release and distribution of all or a portion of such Reserve to Parent, then the Reserve will either (1) continue to be segregated from the Indemnity Escrow Amount to the extent that any other Reserves are not fully funded and/or (2) revert to the status of unsegregated amounts within the Indemnity Escrow Amount if all remaining Reserves are fully funded and segregated from the Indemnity Escrow Amount.

     (c) On [16 months from Closing Date], the Escrow Agent shall release and distribute to the Securityholders in accordance with the terms of the Merger Agreement, all remaining amounts constituting the Indemnity Escrow Amount, less the aggregate amount of all remaining Reserves that are the subject of pending Claims by Parent. The aggregate amount of all remaining Reserves shall be retained by the Escrow Agent and shall remain available for release and distribution to Parent upon the resolution of the unresolved Claims for which such Reserves were made, and such amounts shall not be released or distributed to either Parent or the Securityholder Representative until such time, with respect to each Reserve, as the Escrow Agent shall have received either an Indemnity Instruction Letter signed by the Stockholders Representative and Parent or a copy of a Final Order directing their release and distribution in accordance with Section 5(a). Any amounts due to the Securityholder Representative pursuant to Section 10.1(c) of the Merger Agreement shall be netted out of the amount released to the Securityholders and released to the Securityholder Representative.
     (d) At any time the Securityholder Representative may (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement), at its option, contribute cash to the Indemnity Escrow Account and, upon receipt of such cash and an Indemnity Instruction Letter signed by the Securityholder Representative (with a copy delivered to Parent), the Escrow Agent shall release to the Securityholder Representative (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement) an amount of Indemnity Stock Escrow representing an aggregate Face Amount equal to such contributed cash (a “Substitution”).
     (e) At any time when Backstop Securities are held in the Indemnity Escrow Account, the Securityholder Representative may (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement), vote the Backstop Securities in any matter submitted to a vote of the holders of the applicable class of Backstop Securities and subject to the terms and conditions of the Certificate of Designations governing the Backstop Securities, convert the Backstop Securities into shares of Parent’s common stock (the “Parent Common Escrow Shares”) and/or arrange for the sale of the Parent Common Escrow Shares or Backstop Securities as permitted by applicable law and the terms and conditions of the Backstop Securities Agreement and Backstop Registration Rights Agreement (the “Backstop Securities Sale”). In such case, at, and subject to the consummation of, the closing of the Backstop Securities Sale, Parent shall, contemporaneously with the closing of any Backstop Securities Sale, subject to the deposit of the proceeds into the Indemnity Escrow Account pursuant to the proviso below, reissue the Parent Common Escrow Shares or Backstop Securities, as applicable, to the purchaser of such shares; provided, however, that no such sale shall be permitted pursuant to this Agreement if the proceeds from such Backstop Securities Sale paid into the Indemnity Escrow Account after giving effect to the payment of such proceeds into escrow the amount then held in the Indemnity Escrow Account would be less than (x) $22,500,000 minus (y) the amount of any previous distributions out of the Indemnity Escrow Account. In the event that any payment of proceeds from such Backstop Securities Sale are in excess of the aggregate Face Amount plus any accumulated but unpaid dividends on the sold Backstop Securities (or, in the case of the sale of Parent Common Escrow Shares, the aggregate Face Amount plus any accumulated but unpaid dividends on the Backstop Securities that were converted into such Parent Common Escrow Shares) the amount of such excess shall be paid by the purchaser to the Backstop Investors in accordance with their Backstop Securities Percentages and not deposited into the Indemnity Escrow Account.

     (f) Notwithstanding anything to the contrary set forth in this Escrow Agreement, any distribution from the Indemnity Escrow Amount made by the Escrow Agent under this Agreement (a “Distribution”) to Parent or the Securityholders in accordance with the terms of the Merger Agreement shall be made as set forth in this Section 5(f). The aggregate value of the Distribution shall be separated into a cash component (the “Cash Distribution”) and stock component (the “Stock Distribution”) based on the percentages set forth on Exhibit B attached hereto (as such percentages may be properly adjusted in the event of any Substitution or any Backstop Securities Sale) and in accordance with the Order of Priority. The Cash Distribution shall be made by wire transfer of immediately available funds to Parent or the Securityholder Representative as set forth in the Indemnity Instruction Letter. With respect to any Stock Distribution, the certificates representing the Backstop Securities in the Indemnity Stock Escrow shall first be delivered by the Escrow Agent to Parent. Upon receipt of such certificates, Parent shall (i) if such Distribution is to be made to the Securityholders, issue new certificates for the number of Backstop Securities to be included in such Distribution (in the names of the parties and in the denominations to be so distributed) and replacement certificates for the number of Backstop Securities (in the names of the parties and in the denominations to remain) to remain in the Indemnity Stock Escrow (if any) and shall deliver such new certificates to the Securityholder Securityholders in accordance with the terms of the Merger Agreement and such replacement certificates to the Escrow Agent to be held and distributed in accordance with the terms hereof and (ii) if such Distribution is to be made to Parent, issue replacement certificates for the number of Backstop Securities to remain in the Indemnity Stock Escrow (if any) and shall deliver such replacement certificates to the Escrow Agent to be held and distributed in accordance with the terms hereof.
     (g) Notwithstanding anything to the contrary set forth in this Escrow Agreement, the aggregate amount of the Escrow Amounts plus the income earned on such Escrow Amounts that will be distributed to the Securityholder in accordance with the terms of the Merger Agreement shall not exceed [TBD at Closing based on the constitution of the consideration in the Indemnity Escrow Account].
6. Escrow Agent Duties/Resignation.
     (a) The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving written notice of such resignation to Parent and the Securityholder Representative specifying a date not less than thirty (30) days following the date of such written notice when such resignation shall take effect. Upon such notice, a successor escrow agent shall be selected by Parent and the Securityholder Representative, such successor escrow agent to become the Escrow Agent hereunder upon the resignation date specified in such written notice. The Escrow Agent shall continue to serve until its successor accepts appointment as escrow agent and receives the amounts held in escrow hereunder. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto. The Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Escrow Amounts (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery the Escrow Agent’s obligations hereunder shall cease and terminate. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement.
     (b) The Escrow Agent undertakes to perform only such duties as are specifically set forth herein and may conclusively rely and shall be protected in acting or refraining from acting on any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. Notwithstanding anything to the contrary contained in this Escrow Agreement, where any action is specified to be taken by the Escrow Agent upon delivery by either Parent or the Securityholder Representative (or both Parent and the Securityholder Representative) of a notice, certificate or instructions to the Escrow Agent, the Escrow Agent shall not be obligated to take any action until the appropriate party (or parties) has (or have) acted by delivering the certificate, notice or instructions to the Escrow Agent (none of which shall be binding upon the Escrow Agent unless in writing) as to the action to be taken hereunder indicating in writing that a copy of such certificate, notice or instructions has been delivered to the other party. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement, instrument or document between the Parties.
     (c) The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of any loss to either Party. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction. The Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same, except that the Escrow Agent may be made a party as a stakeholder if the dispute relates to the construction of this Escrow Agreement or might result in a direction to the Escrow Agent to take or refrain from taking action under this Agreement. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Escrow Agent shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder, nor for any action taken or omitted to be taken by it in accordance with advice of counsel (which counsel may be of the Escrow Agent’s own choosing), and shall not be liable for any mistakes of fact or error of judgment or for any acts or omissions of any kind unless caused by its own willful misconduct or gross negligence.
     (d) The Parties shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its affiliates and their respective successors, assigns, directors, officers, managers, attorneys, accountants, experts, agents and employees (the “indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses (including, without limitation, the reasonable fees and expenses of outside counsel and experts and all expense of document location, duplication and shipment) (collectively “Costs”) arising out of or in connection with (i) the Escrow Agent’s execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the indemnitee, except in the case of any indemnitee to the extent that such Costs are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such indemnitee, or (ii) its following any instructions or other directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is not expressly permitted by the terms hereof. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Escrow Amounts solely for the payment of any claim for indemnification, expenses and amounts due hereunder and as set forth in Section 8(j) hereof. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Escrow Amounts for its own account or for the account of an indemnitee any amounts due to the Escrow Agent or to an indemnitee under this Section 6. The obligations contained in this Section 6 shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent.
7. No Set-off. Escrow Agent hereby agrees that, with respect to the Escrow Amounts, it shall not (with or without notice to the Parties), nor shall it permit any affiliate or third party to, set-off, appropriate or apply any deposits (general, special, time or demand, provisional or final) in any currency, or any other credits, indebtedness or claims, in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time after the date hereof that is held or owing by the Escrow Agent or any third party or affiliate against any amount payable to the Escrow Agent in any capacity, including that of trustee with respect to any indenture, (or such affiliate or third party) or the Escrow Agent’s customers whether such amounts are direct or indirect, absolute or contingent, matured or unmatured, and the Escrow Agent hereby irrevocably and unconditionally waives any and all rights to do so, whether such rights arise by virtue of contract or law; provided, however, that the Escrow Agent may exercise any right of set-off set forth in Section 6(d) and Section 8(j) hereof.
8. Miscellaneous.
     (a) This Escrow Agreement shall be deemed to be made under the laws of the State of Delaware without giving effect to the conflict of laws rules thereof, and for all purposes shall be construed in accordance with said laws. Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement.
     (b) This Escrow Agreement shall be binding solely upon and inure to the benefit of the Parties, the Escrow Agent and their respective successors and permitted assigns. Nothing in this Escrow Agreement shall create or be deemed to create any third party beneficiary rights in any Person not party to this Escrow Agreement. No assignment of this Escrow Agreement or of any rights or obligations hereunder may be made by any of the Parties or the Escrow Agent (except as permitted pursuant to Section 6(a) hereof), by operation of law or otherwise, without the prior written consent (not to be unreasonably withheld, conditioned or delayed) of the other parties hereto and any attempted assignment without the required consent shall be void.
     (c) This Escrow Agreement may be executed in multiple counterparts (including by facsimile) each of which shall be deemed an original and all of which shall together constitute one and the same instrument.
     (d) Paragraph headings contained in this Escrow Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Escrow Agreement.
     (e) Any notice or other communication provided for by this Agreement must be in writing, and sent by facsimile transmission (receipt confirmed), delivered in person, mailed by first class registered or certified mail, postage prepaid, or sent by Federal Express or other overnight courier of national reputation, addressed as follows:
If to Parent:
RehabCare Group, Inc.
7733 Forsyth Avenue
Suite 2300
Clayton, Missouri 63105
Facsimile: (866) 812-2573
Attn: Patricia S. Williams
with a copy (which shall not constitute notice) to:
Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201-6950
Facsimile: (214) 746-7777
Attention: R. Scott Cohen, Esq. and Jeffrey B. Hitt, Esq.
If to Securityholder Representative, to:
TA Associates, Inc.
200 Clarendon Street, 56th floor

Boston, Massachusetts 02116
Facsimile: (617) 574-6728
Attention: Michael S. Berk and Tad S. Yanagi
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109
Facsimile: (617) 523-1231
Attention: John R. LeClaire, Esq. and Jon Herzog, Esq.
If to the Escrow Agent, to:
JP Morgan Chase Bank N.A.
4 New York Plaza, 21st Floor
New York, NY 10004
Facsimile: [                    ]
Attn: [                    ]
or to such other address with respect to a party as such party notifies the other party in writing as above provided. Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to this Section 8(e), such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate so long as the communication is actually received by the Parties. “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.
     (f) This Escrow Agreement may be modified only by a written amendment signed by the Escrow Agent, Parent and the Securityholder Representative, and no waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.
     (g) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy shall not preclude or inhibit the subsequent exercise of such right or remedy.
     (h) This Escrow Agreement shall terminate after the disposition of all of the amounts deposited hereunder in accordance with the terms of this Escrow Agreement.
     (i) This Escrow Agreement and the Merger Agreement constitute the entire agreement between the Parties as to the escrow transactions contemplated hereby and thereby and supersede all prior discussions, understandings or agreements. This Escrow Agreement constitutes the entire agreement for the Escrow Agent as to the escrow transactions contemplated hereby and supersedes all prior discussions, understandings or agreements.
     (j) The Parties agree, with fifty percent being borne by Parent and the other fifty percent being borne by the Securityholder Representative (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement), to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Annex A attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all reasonable expenses, disbursements and advances incurred in connection with this Escrow Agreement. The Parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in, the Escrow Amounts solely for the payment of any claim for compensation, expenses and amounts due hereunder and as set forth in Section 6(d) hereof. In furtherance of the foregoing, the Escrow Agent is expressly authorized and directed, but shall not be obligated, to charge against and withdraw from the Escrow Amounts for its own account any amounts due to the Escrow Agent under this Section 8(j). The obligations contained in this Section 8(j) shall survive the termination of this Escrow Agreement and the resignation, replacement or removal of the Escrow Agent. Notwithstanding the rights of the Escrow Agent under this Section 8(j), Parent and the Securityholder Representative (for and on behalf of the Securityholders in accordance with the terms of the Merger Agreement), as the case may be, shall reimburse the other Party if such Party has paid more than its share of any expense governed by this Escrow Agreement either directly or because of exercise of the Escrow Agent’s rights under this Section 8(j).
     (k) Section 326 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires the Escrow Agent to implement reasonable procedures to verify the identity of any person that opens a new account with it. Accordingly, the Parties acknowledge that Section 326 of the USA PATRIOT Act and the Escrow Agent’s identity verification procedures require the Escrow Agent to obtain information which may be used to confirm the Parties identity including without limitation name, address and organizational documents (“identifying information”). The Parties agree to provide the Escrow Agent with and consent to the Escrow Agent obtaining from third parties any such identifying information required as a condition of opening an account with or using any service provided by the Escrow Agent.
     (l) Parent and the Securityholder Representative shall, at such time or times as any amounts are required to be disbursed from the Escrow Amounts pursuant to the Merger Agreement or this Escrow Agreement, execute and deliver to the Escrow Agent such written instructions as may be required pursuant to this Escrow Agreement to cause the release of such amounts.
     (m) The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service (“IRS”) Form W-8, or W-9 and/or other required documentation. The Parties each represent that its correct tax identification number assigned by the IRS, or any other Taxing Authority, is set forth in the delivered forms.

     (n) Parent and the Securityholder Representative each hereby agree that, for income tax purposes, the Parent shall be treated as owning all the Escrow Amounts, and any income earned on such Escrow Amounts shall be taxable to Parent and not the Securityholders. Parent and the Securityholder Representative, in its capacity as agent for the Securityholders, shall timely forward to the Escrow Agent all information or documents the Escrow Agent reasonably requests to comply with its obligations under any tax law. The Escrow Agent shall have the right to report such earnings to any relevant Taxing Authority in a manner consistent with the parties’ treatment of the Escrow Amounts and the income earned thereon, and shall be entitled to withhold any Taxes it deems appropriate on any distributions or any earnings and to remit such amounts to the appropriate Taxing Authorities as required by Law. The Escrow Agent shall prepare and file IRS Forms 1099, 1042 and 1042S. Any other tax returns required to be filed in connection with payments from the Escrow Amounts will be prepared and filed by Parent or the Securityholder Representative, as the case may be, with the IRS and any other taxing authority as required by law, including but not limited to any applicable reporting or withholding pursuant to the Foreign Investment in Real Property Tax Act (“FIRPTA”). Parent and the Securityholder Representative acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any tax return or any applicable FIRPTA reporting or withholding with respect to the Escrow Amounts or any income earned by the Escrow Amounts, except as otherwise provided in this paragraph (n).
     (o) In the event that any Escrow Amounts shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Escrow Agreement, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.
     (p) No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. If any provision of this Escrow Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. Nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any amounts escrowed hereunder.
9. Security Procedures. In the event transfer instructions are given pursuant to an Working Capital Instruction Letter or an Indemnity Instruction Letter, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 1 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. Each Working Capital Instruction Letter and Indemnity Instruction Letter shall be executed by an authorized signatory and a list of such authorized signatories is set forth on Schedule 1 hereto. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. If the Escrow Agent is unable to contact any of the authorized representatives identified in Schedule 1 hereto, the Escrow Agent is hereby authorized to seek confirmation of such instructions by telephone call-back to any one or more of Parent or the Securityholder Representative’s executive officers, (“Executive Officers”), as the case may be, which shall include the titles of Chief Executive Officer, President, Chief Restructuring Officer, Managing Director or Executive Vice President, as the Escrow Agent may select. Such “Executive Officer” shall deliver to the Escrow Agent a fully executed incumbency certificate, and the Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Parent or the Securityholder Representative to identify (a) the beneficiary, (b) the beneficiary’s bank, or (c) an intermediary bank. The Escrow Agent may apply any of the Escrow Amounts for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of Escrow Amounts to a bank other than the beneficiary’s bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.
[The Remainder of this Page Is Intentionally Left Blank.]

     IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be duly executed as of the day and year first above written.

REHABCARE GROUP, INC.

By:
Name:
Title:

TA ASSOCIATES, INC.,
as Securityholder Representative

By:
Name:
Title:

JP MORGAN CHASE BANK, N.A.

By:
Name:
Title:
[Signature Page To Escrow Agreement]

Exhibit A-1
Working Capital Instruction Letter
     Pursuant to that certain Escrow Agreement, dated as of                     , 2009 (the “Escrow Agreement”), by and among RehabCare Group, Inc., a Delaware corporation (“Parent”), TA Associates, Inc., a Delaware corporation in its capacity as securityholders representative (the “Securityholder Representative”), and JP Morgan Chase Bank, N.A., as the Escrow Agent, the undersigned hereby instruct and direct the Escrow Agent to release Escrow Amounts on the date and in the manner and amount set forth below. Capitalized terms used but not defined in this Instruction Letter shall have the meanings ascribed to such terms in the Escrow Agreement.
Release Date:                           , 20
Total Release Amount to                     : $                    .
Instructions:
IN WITNESS WHEREOF, the undersigned has caused this Working Capital Instruction Letter to be executed by its duly authorized officer, as of this       day of                     .

REHABCARE GROUP, INC.:

By:
Name:
Title:

TA ASSOCIATES, INC.:

By:
Name:
Title:

Exhibit A-2
Indemnity Instruction Letter
     Pursuant to that certain Escrow Agreement, dated as of                     , 2009 (the “Escrow Agreement”), by and among RehabCare Group, Inc., a Delaware corporation (“Parent”), TA Associates, Inc., a Delaware corporation in its capacity as securityholders representative (the “Securityholder Representative”), and JP Morgan Chase Bank, N.A., as the Escrow Agent, the undersigned hereby instruct and direct the Escrow Agent to release Escrow Amounts on the date and in the manner and amount set forth below. Capitalized terms used but not defined in this Instruction Letter shall have the meanings ascribed to such terms in the Escrow Agreement.
Release Date:                           , 20
Cash Release Amount: $                    .
Release Cash Amount to                     :
Number of Stock Units of Series B Preferred Stock of Parent Released:
Number of Stock Units of Series A Preferred Stock of Parent Released:
Deliver All Certificates of Series B [and Series A] Preferred Stock to Parent. Parent Will Issue New and Replacement Certificates in Accordance with the Terms of the Escrow Agreement.
Instructions:
IN WITNESS WHEREOF, the undersigned has caused this Indemnity Instruction Letter to be executed by its duly authorized officer, as of this ___day of                     .

REHABCARE GROUP, INC.:

By:
Name:
Title:

TA ASSOCIATES, INC.:

By:
Name:
Title:

Exhibit B
Distribution Proportions

ANNEX A
Schedule of Fees

Annual Administration Fee:	$2,500
Covers normal administrative duties as described in the terms of the Escrow Agreement. This includes wire transfers and form 1099 tax filings. Payable annually in advance and not subject to proration.

Out-of-Pocket Expenses:
Includes all related expenses, including but not limited to:
postage, travel, counsel fees and their disbursements. Fees for services not specifically covered will be based upon services rendered.

Schedule 1
Telephone Number(s) and authorized signature(s) for
Person(s) Designated to give Transfer Instructions
Parent:

Name	Telephone Number	Signature

1.

2.

3.

Securityholder Representative:

Name	Telephone Number	Signature

1.

2.

3.